UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): July 27, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On July 27, 2006, the Internal Revenue Service entered into a final closing agreement with Conseco, Inc. (the "Company") relating to the previously disclosed settlement which involved the characterization of the Company's net operating loss pertaining to its investment in Conseco Finance Corp. ("CFC"). In the closing agreement, it was agreed that $2.1 billion of the worthless securities loss, which arose from our predecessor's investment in CFC, will be treated as life insurance company losses and the balance of the worthless securities loss will be treated as non-life losses. (Such amounts are prior to the application of certain cancellation of indebtedness reductions.) Copies of the closing agreement and the Company's press release are filed as Exhibits
10.21 and 99.1 to this Current Report on Form 8-K.


Item 7.01.  Regulation FD Disclosure.

     On August 1, 2006, the Company announced that it has reached a tentative settlement in the class action litigation case referred to as In Re Conseco Life Insurance Company Cost of Insurance Litigation. The settlement is subject to a court fairness hearing and other conditions. The Company expects to record additional expenses of approximately $100.3 million, after income taxes, related to the settlement in the quarter ended June 30, 2006. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.21  Closing Agreement on Final Determination Covering Specific
                 Matters

          99.1   Press release of Conseco, Inc. issued August 1, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

August 1, 2006
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer